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                           MFS(R)CHARTER INCOME FUND

                      Supplement to the Current Prospectus

     The Board of Trustees which oversees the MFS Charter Income Fund (the "Fund") approved, at its regular meeting yesterday, the termination of the Fund effective October 16, 2000, or as soon thereafter as practicable (the
"Termination Date"). Enclosed is a formal Notice of Termination which is designed to answer any questions concerning the Fund's termination. If a shareholder takes no action, his or her shares will be liquidated on the Termination Date.

                  THE DATE OF THIS SUPPLEMENT OCTOBER 12, 2000.


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                            MFS(R)CHARTER INCOME FUND

                              NOTICE OF TERMINATION

NOTICE IS HEREBY GIVEN that the Trustees of MFS(R)Series Trust II (the "Trust") have exercised their right, pursuant to Section 9.2(a) of the Trust's Amended and Restated Declaration of Trust dated February 2, 1995, as amended, to terminate MFS(R)Charter Income Fund, a series of the Trust (the "Fund"), effective October 16, 2000, or as soon thereafter as practicable (the "Termination Date"), at which time the Trustees will commence winding up the affairs of the Fund.

TERMINATION DATE AND TERMS OF LIQUIDATION

Termination  Date.  October 16,  2000,  or as soon  thereafter  as  practicable.

Liquidation Price. The payment to be received by shareholders for their shares will be 100% of the net asset value of the shares on the Termination Date.

Liquidation Procedure. Payment of the amount to be received upon liquidation will be made by Merrill Lynch Japan Securities Co., Ltd. ("Merrill Lynch") to shareholders in cash.

Cessation of Rights of Shareholders. As of the time and date that payment of liquidation proceeds is made to holders of shares, but in no event later than 4:00 p.m. (United States Eastern time) on the Termination Date, such liquidated shares will no longer be deemed outstanding and all rights with respect thereto will cease after that date.

Share Certificates. Effective at 4:00 p.m. (United States Eastern time) on the Termination Date, certificates for outstanding shares of the Fund will no longer represent an interest in the Fund.

TAX TREATMENT

United States. For shareholders subject to U.S. taxation, any gain or loss realized by the shareholder on a liquidation of the shares will be a taxable gain or loss for federal income tax purposes. Special tax rules may affect the computation of any gain or loss, depending on the length of time the shareholder has held the shares. The Fund suggests that holders of the shares consult their own tax advisers regarding federal, state and local tax treatment applicable to them resulting from exchange or liquidation of the shares.

Japan. Capital gains and losses arising from repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of shares of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.